Exhibit 10.36

EXECUTION VERSION

AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND AUTHORIZATION

AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AUTHORIZATION, dated as of August 26, 2011 (this “Amendment”), among NEW ENTERPRISE STONE & LIME CO., INC. (the “Borrower”), the GUARANTORS signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent (the “Agent”), Issuing Bank, Swing Lender and a Lender, and the other LENDERS party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and certain other parties entered into that certain Second Amended and Restated Credit Agreement, dated as of January 11, 2008 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 14, 2008, that certain Waiver and Modification to Second Amended and Restated Credit Agreement, dated as of May 30, 2008, that certain Amendment No. 2 and Modification to Second Amended and Restated Credit Agreement, dated as of June 20, 2008, that certain Amendment No. 3 and Authorization, dated as of January 22, 2009, that certain Amendment No. 4 and Modification and Waiver to Second Amended and Restated First Lien Credit Agreement, dated as of June 18, 2009, that certain Amendment No. 5 to Second Amended and Restated Credit Agreement, dated as of February 23, 2010, that certain Amendment No. 6 to and Waiver of Second Amended and Restated Credit Agreement, dated as of May 27, 2010, that certain Amendment No. 7 to and Waiver of Second Amended and Restated Credit Agreement, dated as of June 22, 2010, that certain Amendment No. 8 and Waiver to Second Amended and Restated Credit Agreement, dated July 29, 2010, that certain Amendment No. 9 to Second Amended and Restated Credit Agreement, dated as of May 18, 2011, and that certain Amendment No. 10 to Second Amended and Restated Credit Agreement, dated as of July 18, 2011, the “Existing Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain terms and conditions; terms not otherwise defined herein are used as defined in the Existing Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects, and the Lenders agree, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendment, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.            AMENDMENTS.  Upon satisfaction of the conditions set forth in Section 4 below, the Existing Credit Agreement shall be amended in the manner set forth below:

(a)           Subsection 1.5.3 (Repayment of RC Loans and Swing Loans; Repayment During Clean-Down Period) is hereby amended by adding the following language immediately prior to the “.” at the end of the first sentence of such subsection:

“; provided, that for the fiscal year ending February 29, 2012, such amount shall not exceed $85,000,000”

(b)           The grid in Section 6.3 (Total Leverage Ratio) is hereby amended and restated in its entirety to read as follows:

“Fiscal Quarters Ending	Total Leverage Ratio

6/1/11 and thereafter	5.90:1.00

(c)           Section 6.4 (Limitation on Capital Expenditure) is hereby amended by deleting the number “$25,000,000” and replacing it with the number “$30,000,000”.

(d)           The word “and” at the end of clause (j) of Subsection 7.1.1 (Indebtedness; In General) is hereby deleted, a new clause (k) is hereby added as set forth below and the remaining clauses shall be re-alphabetized accordingly:

“(k)         Permitted RE Indebtedness; and”

(e)           The word “and” at the end of clause (h) of Subsection 7.2.1 (Liens; In General) is hereby deleted, a new clause (i) is hereby added as set forth below and the remaining clauses shall be re-alphabetized accordingly:

“(i)          Liens securing Permitted RE Indebtedness permitted by paragraph (k) in Subsection 7.1.1 (Indebtedness; In General), provided that such Liens attach only to real property (including improvements thereon) that is not mortgaged as Collateral under the Loan Documents at the time such Liens are granted, together with any fixtures attached thereto and proceeds of the foregoing (“Permitted RE Indebtedness Collateral”); and”

(f)            Clause (f) of Subsection 7.2.2 (Liens; Negative Pledge) is amended and restated in its entirety as follows:

“(f) restrictions on Liens on any Excluded Mortgaged Property (as defined in the Security Agreement) and the Permitted RE Indebtedness Collateral, in each case, in favor of the applicable third-party lender,”

(g)           The definition of “Material Real Property” in Section 9.1 (Defined Terms) is hereby amended by adding the following language prior to the “.” at the end of clause (ii) of such definition:

“; provided however, that for the sake of clarity, in the event that any Permitted RE Indebtedness Collateral should, after the date it is mortgaged pursuant to Section 7.2.1(i) (Liens; In General) and so long as it remains Permitted RE

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Indebtedness Collateral, increase in value so as to exceed such threshold, such real property shall not become Material Real Property”

(h)           Section 9.1 (Defined Terms) is hereby amended by adding the following definitions in their correct alphabetical order:

“Permitted RE Indebtedness:  means Indebtedness secured only by Permitted RE Indebtedness Collateral, which Indebtedness is in a maximum principal amount not to exceed $20,000,000.”

“Permitted RE Indebtedness Collateral:  the meaning specified in Subsection 7.2.1 (Liens; In General).”

2.            AUTHORIZATION.  In order to permit the Borrower to grant first priority Liens on the fixtures that are attached to the improvements included in Permitted RE Indebtedness Collateral, the Lenders hereby authorize and direct the Agent (i) to enter into an amendment to the Security Agreement in substantially the form of Annex A and (ii) to release the Liens on any such fixtures.  The Lenders acknowledge that Manufacturers and Traders Trust Company in its individual capacity and not as Agent may be providing some or all of the Permitted RE Indebtedness.

3.            REPRESENTATIONS AND WARRANTIES.  In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Existing Credit Agreement in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

(a)           As of the date hereof, (i) no Default or Event of Default has occurred and is continuing and (ii) there is no default under the Indenture, dated as of August 18, 2010, among the Borrower, as Issuer, and Wells Fargo Bank, National Association, as Trustee;

(b)           Each of the representations and warranties of the Borrower and the other Loan Parties made herein and in the other Loan Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);

(c)           The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower;

(d)           No consent or approval of any third party, including, without limitation, any governmental agency or authority is necessary in connection with the execution, delivery and/or performance of this Amendment and/or the enforceability hereof.  Upon satisfaction of the conditions set forth in Section 4 below, this Amendment will constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof; and

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(e)           All Secured Obligations are due and payable without setoff or counterclaim and the Loan Parties have no claims against the Agent or Lenders.

4.            EFFECTIVENESS.  The amendments to the Existing Credit Agreement set forth herein shall become effective, as of the date hereof, immediately upon the last to occur of the following:

(a)           The Agent shall have executed this Amendment and received counterparts of this Amendment duly executed and delivered on behalf of the Loan Parties and the Majority Lenders;

(b)           The Agent shall have received payment by the Borrower of all invoiced out-of-pocket fees, costs, expenses and other amounts required to be paid by the Borrower in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents to the extent such invoices shall have been delivered prior to the date the conditions in clause (a) above are satisfied;

(c)           The Borrower shall have paid to the Agent an amendment fee in an amount equal to 10 basis points, for the account of each of the Lenders (based on each Lender’s outstanding Term Loans and RC Commitment) who shall have executed and delivered its signature page to this Amendment no later than the time specified, and in accordance with the instructions set forth on Annex B hereto; and

(d)           The Agent shall have received such other information as it shall have reasonably requested prior to the date the conditions in clause (a) above are satisfied.

5.            MISCELLANEOUS.

(a)           Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

(b)           Ratification.  Except as expressly set forth herein, no amendment to any Loan Document is intended hereby.  The Existing Credit Agreement and the other Loan Documents, each as amended by this Amendment, are and shall continue to be in full force and effect.  Each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment, and each of the parties hereto and each of the Guarantors hereby confirms and ratifies in all respects all of the other agreements, documents and instruments to which such Person is a party and delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment).  Without limiting the generality of the foregoing, the Borrower and the Guarantors, hereby confirm that the pledges and the security interest granted pursuant to the Loan Documents continue to secure all of the Secured Obligations under and ratifies (i) the Existing Credit Agreement as amended hereby and (ii) the other Loan Documents.

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(c)           Payment of Expenses.  Without limiting other payment obligations of the Borrower set forth in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Agent’s counsel, Drinker Biddle & Reath LLP.

(d)           Governing Law.  This Amendment shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.

(e)           References.  From and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Credit Agreement amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written.

NEW ENTERPRISE STONE & LIME CO., INC., as Borrower

By:	/s/ Paul I. Detwiler, III
Name:	Paul I. Detwiler, III
Title:	President, Chief Financial Officer and Secretary

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent and Lender

By:	/s/ Robert L. Bilger
Name:	Robert L. Bilger
Title:	Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

Acknowledged and agreed to by:

Guarantors:

GATEWAY TRADE CENTER INC.
PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.
EII TRANSPORT INC.
PRECISION SOLAR CONTROLS INC.
ASTI TRANSPORTATION SYSTEMS, INC.

By:	/s/ Paul I. Detwiler, III
Name:	Paul I. Detwiler, III
Title:	Vice President of each of the foregoing

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

PNC Bank, N.A.

By	/s/ Frank M. Sajer
Name:	Frank M. Sajer
Title:	Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

First Commonwealth Bank

By	/s/ Lawrence C. Deile
Name:	Lawrence C. Deinle
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

Sovereign Bank

By	/s/ David Denlinger
Name:	David Denlinger
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

Fulton Bank

By	/s/ James J. Dougherty
Name:	James J. Dougherty
Title:	VP Relationship Mgr.

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

S&T Bank

By	/s/ Michael J. Settimio
Name:	Michael J. Settimio
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

FIFTH THIRD BANK

By	/s/ Joe Hynds
Name:	Joe Hynds
Title:	Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

CITIZENS BANK OF PENNSYLVANIA

By	/s/ Joseph F. King
Name:	Joseph F. King
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

FIRSTMERIT BANK, N.A.

By	/s/ Robert G. Morlan
Name:	Robert G. Morlan
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

Sandy Spring Bank

By	/s/ Joyce Wilker
Name:	Joyce Wilker
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

First National Bank

By	/s/ Nicholas B. Gates
Name:	Nicholas B. Gates
Title:	V.P/

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

TriStateCapital Bank

By	/s/ Paul J. Ovis
Name:	Paul J. Ovis
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

Somerset Trust Company

By	/s/ William J. Locher
Name:	William J. Locher
Title:	S.V.P.

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

AMMC CLO III, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

AMMC CLO V, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

AMMC CLO VI, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

OCTAGON INVESTMENT PARTNERS XI, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

By	/s/ Donald C. Young
Name:	Donald C. Young
Title:	Senior Portfolio Manager

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

BLT 2009 -1 LTD.
By: INVESCO Senior Secured Management, Inc.
as Collateral Manager

By	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to Amendment No. 11 Second Amended and Restated
Credit Agreement and Authorization]

Annex A

Amendment to Amended and Restated Security Agreement

Clause (i) of the last paragraph of Section 2 of the Amended and Restated Security Agreement is hereby amended and restated in its entirety as follows:

“(i) the term “Collateral” shall exclude any Excluded Key-Man Policies, Excluded Joint Venture Interests, Excluded Mortgage Property and the Permitted RE Indebtedness Collateral (as defined in the Credit Agreement), and”

Annex B

Signature pages are required to be delivered no later than 5 p.m. (EST) on Friday, August 26, 2011 (or such later time as the Agent may specify in a writing posted on Intralinks) to Joshua Bernstein by fax at 215.988.2757 or by email at joshua.bernstein@dbr.com in order for a Lender to be entitled to the fee referenced in Section 4(c) of the Amendment.

Five (5) originals of the signature page should be sent to Josh Bernstein at the following address:

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

tel:  215.988.2650